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              |_| |_| |_| |_| |_|  PROSPECTUS  |_| |_| |_| |_| |_|

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                                 August 1, 2005

                         as Supplemented January 3, 2006

                            TWEEDY, BROWNE FUND INC.

                             [GRAPHIC OF WORLD MAP]

                        TWEEDY, BROWNE GLOBAL VALUE FUND

                       TWEEDY, BROWNE AMERICAN VALUE FUND

                                 350 Park Avenue
                               New York, NY 10022
                                 1-800-432-4789

                            Web Site: www.tweedy.com

     Both the Global Value Fund and the American Value Fund seek long-term capital growth by investing in equity securities.

     Tweedy, Browne Company LLC manages both Funds using a value investing style derived directly from the work of the late Benjamin Graham.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


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

                               TABLE OF CONTENTS

                                                                Page
Risk/Return Summary ..........................................   1
    Investment Objective .....................................   1
    Principal Investment Strategies ..........................   1
    Principal Risks of Investment ............................   2
    Smaller Companies ........................................   2
    Foreign Securities .......................................   2
    Performance ..............................................   3
    Fees and Expenses ........................................   5
Portfolio Holdings ...........................................   6
The Funds' Investments .......................................   6
    Investment Goals and Strategies ..........................   6
    Reducing Currency Risk through Currency Hedging ..........   6
    Pursuit of Long-Term Capital Growth ......................   7
Management of the Funds ......................................   8
Pricing of Fund Shares .......................................  10
Transaction Information ......................................  10
    Purchases ................................................  10
    Redemptions and Exchanges ................................  12
    Transaction Policies .....................................  13
Distributions and Taxes ......................................  16
Financial Highlights .........................................  17
Privacy Information ..........................................  19


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RISK/RETURN SUMMARY

     Investment Objective. Each Fund seeks long-term capital growth.

     Principal Investment Strategies. The Global Value Fund invests primarily in foreign securities that the Adviser believes are undervalued but may invest in U.S. securities to a limited extent. The American Value Fund invests primarily in U.S. securities that the Adviser believes are undervalued but may invest in foreign securities to a limited extent.

     The Adviser seeks to construct a widely diversified portfolio of small, medium and large capitalization stocks from a variety of industries and, in the case of the Global Value Fund, a variety of countries.

     Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser's estimate of their true or intrinsic value.

     The Funds' investment style derives from the work of the late Benjamin Graham. Most investments in the Funds' portfolios have one or more of the following investment characteristics:

     o low stock price in relation to book value
     o low price-to-earnings ratio
     o low price-to-cash-flow ratio
     o above-average dividend yield
     o low price-to-sales ratio as compared to other companies in the same industry
     o low corporate leverage
     o low share price
     o purchases of a company's own stock by the company's officers and directors
     o company share repurchases
     o a stock price that has declined significantly from its previous high price and/ or small market capitalization.

     Academic research and studies have indicated an historical statistical correlation between each of these investment characteristics and above-average investment rates of return over long measurement periods. The Funds also seek to hedge back to the U.S. dollar their effective foreign currency exposure, based on the Adviser's judgment of such exposure after taking into account various factors, such as the source of the portfolio companies' earnings and the currencies in which their securities trade.

     The Global Value Fund invests primarily in undervalued equity securities of foreign stock markets, but also invests on a more limited basis in U.S. equity securities when opportunities appear attractive. Investments by the Global Value Fund are focused for the most part in developed countries with only minor exposure to emerging markets. The Global Value Fund is diversified by issue, industry and country, and maintains investments in a minimum of five countries. Where practicable, the Global Value Fund seeks to reduce currency risk by hedging its effective foreign currency exposure back into


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the U.S. dollar. The Global Value Fund is designed for long-term value investors who wish to focus their investment exposure on foreign stock markets of developed countries. This Fund is not appropriate for investors primarily seeking income.

     The American Value Fund invests at least 80% of its assets in U.S. securities, which are primarily undervalued equity securities, but also invests on a more limited basis in foreign equity securities when opportunities appear attractive. The American Value Fund is diversified by issue and industry, and seeks to reduce currency risk on its foreign investments by hedging its effective foreign currency exposure back into the U.S. dollar. The American Value Fund is designed for long-term value investors who wish to focus their investment exposure on equity securities that are economically tied to the U.S. stock market. The Fund is not appropriate for investors primarily seeking income.

     The investment policy of the American Value Fund relating to the type of securities in which 80% of the Fund's assets must be invested may be changed by the Board of Directors without shareholder approval upon at least 60 days' notice.

     Principal Risks of Investment. The Funds invest primarily in common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, a Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.

     You could lose money on your investment in a Fund or a Fund could underperform other investments.

     Smaller Companies. Both Funds invest to a significant extent in smaller companies. Smaller companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, greater dependence on a few customers and similar factors that can make their business and stock market performance susceptible to greater fluctuation. In general, the Adviser's investment philosophy and selection process favor companies that do not have capital structures that would be considered to be "highly leveraged" for a company in the same field.

     Foreign Securities. While both Funds may invest in foreign securities, the Global Value Fund will do so to a far greater extent. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks include:

     o changes in currency exchange rates, which can lower performance in U.S. dollar terms
     o exchange rate controls (which may include an inability to transfer currency from a given country)
     o costs incurred in conversions between currencies
     o non-negotiable brokerage commissions
     o less publicly available information
     o not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting


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     o greater market volatility
     o less trading volume than U.S. markets
     o delayed settlements
     o difficulty in enforcing obligations in foreign countries
     o less securities regulation
     o unrecoverable withholding and transfer taxes
     o war
     o seizure
     o political and social instability.

     The Funds' practice of hedging currency risk in foreign securities tends to make a Fund underperform a similar unhedged portfolio when the dollar is losing value against the local currencies in which the portfolio's investments are denominated.

     Performance. The following graphs and tables illustrate how the Funds' returns vary over time and how they compare to relevant market benchmarks. The Adviser has chosen the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index, on both a hedged and unhedged basis, as the most relevant market benchmarks for the Global Value Fund. It has chosen the Standard & Poor's 500 Stock Index ("S&P 500 Index") as the most relevant market benchmark for the American Value Fund.

     The MSCI EAFE Index is a widely recognized, unmanaged capitalization-weighted index of common stocks traded in the leading foreign markets. The S&P 500 Index is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends. The Adviser does not attempt to mimic either index. It is not possible to invest directly in an index.


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                         Calendar Year Total Returns*

[The following tables were depicted as bar charts in the printed material.]

Global Value Fund                      American Value Fund
1995            10.70%                 1995            36.21%
1996            20.23%                 1996            22.45%
1997            22.96%                 1997            38.87%
1998            10.99%                 1998             9.59%
1999            25.28%                 1999             2.00%
2000            12.39%                 2000            14.45%
2001            (2.67)%                2001            (0.09)%
2002           (12.14)%                2002           (14.91)%
2003            24.93%                 2003            23.24%
2004            20.01%                 2004             9.43%

*The 2005 year-to-date returns for the Global Value Fund and the American Value
 Fund through June 30, 2005 were 6.38% and (1.54)%, respectively.

                                      Global Value Fund                American Value Fund
-----------------------------------------------------------------------------------------------
Best quarterly return ..........  16.24%   (4th quarter 1998)      15.66%   (2nd quarter 1997)
Worst quarterly return ......... (17.85)%  (3rd quarter 1998)     (17.42)%  (3rd quarter 2002)
-----------------------------------------------------------------------------------------------

                         Average Annual Total Returns**
                      For periods ended December 31, 2004

                                                                                      Since
                                                  One Year   Five Year   Ten Year   Inception
-----------------------------------------------------------------------------------------------
Global Value Fund (inception 6/15/93)
Return Before Taxes ............................    20.01%      7.14%      12.38%     12.43%
Return After Taxes on Distributions ............    19.95%      6.11%      10.84%     11.06%
Return After Taxes on Distributions and Sale
  of Fund Shares ...............................    13.43%      5.68%      10.14%     10.36%
MSCI EAFE Index(1) (in U.S. Dollars) ...........    20.25%     (1.13)%      5.62%      6.07%
MSCI EAFE Index(1) (Hedged) ....................    12.01%     (4.85)%      5.84%      5.76%
-----------------------------------------------------------------------------------------------
American Value Fund (inception 12/8/93)
Return Before Taxes ............................     9.43%      5.58%      13.01%     11.57%
Return After Taxes on Distributions ............     8.95%      4.88%      12.18%     10.81%
Return After Taxes on Distributions and Sale
  of Fund Shares ...............................     6.75%      4.52%      11.26%     10.00%
S&P 500 Index(2) ...............................    10.87%     (2.30)%     12.07%     11.11%
-----------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such


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as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not an indication of how the Funds will perform in the future.

**For the six month period ended June 30, 2005 (not annualized):

     Global Value Fund ..........................        6.38%
     MSCI EAFE Index(1) (in U.S. Dollars) .......       (1.17)%
     MSCI EAFE Index(1) (Hedged) ................        8.05%
     American Value Fund ........................       (1.54)%
     S&P 500 Index(2) ...........................       (0.81)%

     ---------------
     (1) MSCI EAFE Index (in U.S. Dollars) is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far-East. MSCI EAFE Index (Hedged) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

     (2) The S&P 500 Index is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends. The Index figures do not reflect any deduction for fees, expenses or taxes.

     Fees and Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                                Global Value     American Value
                                                                    Fund              Fund
-----------------------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on
     purchases (as a percentage of offering price) .........        None             None
  Maximum deferred sales charge (load) (as a
     percentage of offering price) .........................        None             None

Redemption fee (as a percentage of redemption proceeds
imposed on redemptions or exchanges made within
60 days of purchase) .......................................        2%               None

Annual Fund Operating Expenses (for year ended 3/31/05)
(expenses deducted from Fund assets)
  Management fees ..........................................        1.25%            1.25%
  Distribution (12b-1) and/or service fees .................        None             None
  Other expenses ...........................................        0.14%            0.12%
  Total annual fund operating expenses .....................        1.39%            1.37%


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     Example. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

     o You invest $10,000 in each Fund for the time periods indicated;
     o Your investment earns a 5% return each year; and
     o The Funds' operating expenses remain the same.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                              Global Value     American Value
                                                  Fund              Fund
--------------------------------------------------------------------------------
One Year ....................................... $  142            $  139
Three Years ....................................    440               434
Five Years .....................................    761               750
Ten Years ......................................  1,669             1,646
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS

     A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' statement of additional information ("SAI") and on the Funds' Web site at www.tweedy.com.

THE FUNDS' INVESTMENTS

     Investment Goals and Strategies. Each of the Funds pursues the investment goal of long-term capital growth. This goal may be changed for either Fund without shareholder approval. In selecting investments for the Funds, the Adviser employs a value investing style. Value investing seeks to uncover stocks whose current market prices are at discounts to the Adviser's estimate of their true or intrinsic values. The Adviser purchases stock at discounts to its estimate of this true or intrinsic value. Like a credit analyst reviewing a loan application, the Adviser wants collateral value in the form of assets and/or earning power that is substantially greater than the cost of the investment.

     Reducing Currency Risk Through Currency Hedging. Both the Global Value Fund's and the American Value Fund's share price will tend to reflect the movements of the different securities markets in which they are invested and, to the degree not hedged, the foreign currencies in which investments are denominated. The Funds may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Adviser believes the use of these instruments will benefit the Funds. Possible losses from changes in currency exchange rates are primarily a risk of investing unhedged in foreign stocks. For example, while a stock may perform well on the London Stock Exchange, if the pound declines against the dollar, gains can disappear or become losses if the inherent investment in the pound, through ownership of a British stock, is not hedged back to the U.S. dollar.


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Currency fluctuations are often more extreme than stock market fluctuations. In the more than thirty-five years in which Tweedy, Browne has been investing, the S&P 500 has declined on a calendar year basis more than 20% only twice, in 1974 and 2002. By contrast, both the dollar/pound and the dollar/deutsche mark relationships have moved more than 20% on numerous occasions. In the last twenty-five years, there was a four to five year period, during 1979-1984, when the U.S. dollar value of British, French, German and Dutch currencies declined by 45% to 58%. More recently, the U.S. dollar value of the Euro declined by 29.3% from January 1, 1999 through October 25, 2000 and increased by 47.5% from October 25, 2000 through June 30, 2004. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Funds' investment performance although both the Global Value Fund and the American Value Fund intend to minimize currency risk through hedging activities. Although hedging against currency exchange rate changes reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds' investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

     Pursuit of Long-Term Capital Growth. The Managing Directors of Tweedy, Browne believe that there are substantial opportunities for long-term capital growth from professionally managed portfolios of securities selected from foreign and domestic equity markets. Investments in the Global Value Fund will focus primarily on those developed markets around the world where Tweedy, Browne believes value is more abundant. Investments in the American Value Fund will focus primarily on those issues in the U.S. market that Tweedy, Browne believes will provide greater value. With both Funds, Tweedy, Browne will consider all market capitalization sizes for investment with the result that a significant portion of the two portfolios may be invested in smaller (generally under $1 billion) and medium (up to $5 billion) capitalization companies. Tweedy, Browne believes smaller and medium capitalization companies can provide enhanced long-term investment results in part because the possibility of a corporate acquisition at a premium may be greater than with large, multinational companies.

     Under normal circumstances, both Funds will attempt to stay fully invested in stocks, including common stock, preferred stock, securities representing the right to acquire stock (such as convertible debentures, options and warrants), and depository receipts for securities. The Funds may also invest in debt securities although for each Fund income is an incidental consideration. Although the Global Value Fund will invest primarily in foreign securities, for temporary defensive purposes, the Fund may invest solely in U.S. securities. During such a period the Fund may not achieve its investment objective.


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MANAGEMENT OF THE FUNDS

    The Funds' investment adviser is Tweedy, Browne Company LLC, a successor to Tweedy & Co. founded in 1920. Tweedy, Browne has managed assets since 1968 and as of June 30, 2005 managed approximately $12.3 billion in client funds, including approximately $10.1 billion in accounts that are considered foreign or global. Tweedy, Browne is located at 350 Park Avenue, New York, NY 10022. Tweedy, Browne has extensive experience in selecting undervalued stocks in U.S. domestic equity markets, first as a market maker, then as an investor and investment adviser. Tweedy, Browne has invested outside the United States since 1983 and utilizes the same principles of value investing it has applied to U.S. securities for more than thirty-five years.

     The Adviser seeks to reduce the risk of permanent capital loss, as contrasted to temporary stock price fluctuation, through both diversification and application of its stock selection process, which includes assessing and weighing quantitative and qualitative information concerning specific companies.

     A discussion regarding the Board of Directors' basis for approving each Fund's Investment Advisory Agreement will be available in the Funds' shareholder report commencing with the semi-annual report dated September 30, 2005.

    The current Managing Directors and retired principals and their families, as well as employees of Tweedy, Browne, have more than $527.9 million in portfolios combined with or similar to client portfolios, including approximately $71.2 million in the Global Value Fund and $40.6 million in the American Value Fund.

     Tweedy, Browne manages the daily investment and business affairs for the Funds, subject to oversight by the Board of Directors. For the fiscal year ended March 31, 2005, Tweedy, Browne received investment advisory fees from the Global Value Fund of 1.25%, and from the American Value Fund of 1.25%, of average daily net assets.

     Tweedy, Browne's Management Committee, which consists of Christopher Browne, William Browne and John Spears, manages the day-to-day operations of Tweedy, Browne and, together with Managing Director Thomas Shrager on global and foreign securities, makes all investment management decisions by consensus of the applicable individuals. The members of the Management Committee have been working together at Tweedy, Browne for more than 27 years.

     Additional information about the Management Committee Members' and Mr. Shrager's compensation, other accounts that they manage and their ownership of securities in the Funds is available in the SAI.

     The following is a brief biography of each of the Managing Directors of Tweedy, Browne, including positions held by each for the past five years:

     Christopher H. Browne has been with the Adviser since 1969 and is a member of the firm's Management Committee. He is a Managing Director of Tweedy, Browne Company LLC, and is on the Board of Directors of Tweedy, Browne Fund Inc.

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Mr. Browne is a Trustee of the University of Pennsylvania and sits on the
Executive Committee of its Investment Board. He is also a Trustee and a member of The Council of The Rockefeller University. He is a frequent speaker on behavioral psychology and financial decision making as it relates to international investing. Mr. Browne holds a B.A. degree from the University of Pennsylvania.

     William H. Browne has been with the Adviser since 1978 and is a member of the firm's Management Committee. He is a Managing Director of Tweedy, Browne Company LLC, and is an officer of Tweedy, Browne Fund Inc. Additionally, he is a Trustee of Colgate University. Mr. Browne holds the degrees of B.A. from Colgate University and M.B.A. from Trinity College in Dublin, Ireland.

     John D. Spears joined the Adviser in 1974 and is a member of the firm's Management Committee. He is a Managing Director of Tweedy, Browne Company LLC, and is an officer of Tweedy, Browne Fund Inc. Mr. Spears studied at the Babson Institute of Business Administration, Drexel Institute of Technology and the University of Pennsylvania -- The Wharton School.

     Thomas H. Shrager has been associated with the Adviser since 1989 and is a Managing Director of Tweedy, Browne Company LLC. Previously he had worked in mergers and acquisitions at Bear, Stearns, and as a consultant for Arthur D. Little. He received a B.A. and a Masters in International Affairs from Columbia University.

     Robert Q. Wyckoff, Jr. has been associated with the Adviser since 1991, and is a Managing Director of Tweedy, Browne Company LLC and an officer of Tweedy, Browne Fund Inc. Prior to joining the Investment Adviser, he held positions with Bessemer Trust, C.J. Lawrence, J&W Seligman, and Stillrock Management. He received a B.A. from Washington & Lee University, and a J.D. from the University of Florida School of Law.

     Tweedy, Browne utilizes a portion of its assets to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers and that perform various services to the Funds or their shareholders such as transaction processing, subaccounting services or similar shareholder services. Subject to tax limitations and approval by the Funds' Board of Directors, each of the Funds pays all or a portion of the charges of these kinds of programs to the extent such programs save the Funds expenses they would otherwise incur in maintaining additional shareholder accounts if those who invest in the Funds through these programs instead invested directly in the Funds. As a result of participating in these programs, the Funds are available to a broader spectrum of investors. However, the Funds are unaware of any special distribution efforts made by these programs on behalf of the Funds. Tweedy, Browne negotiates the level of payments to any program provider. Currently, such payments, expressed as a percentage of the average daily net assets of the Fund attributable to the particular firm, range from 0.00% to 0.35% per year depending on the nature and level of services and other factors, of which 0.00% to 0.10% may be paid by the Funds.


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PRICING OF FUND SHARES

     Purchases and redemptions, including exchanges, are made at the net asset value per share next calculated after the transfer agent or other authorized broker or intermediary is considered to have received the transaction request (redemptions of the Global Value Fund made within 60 days of purchase are subject to a redemption fee of 2%). The Funds value their assets based on market value except that assets that are not readily marketable or whose closing price does not accurately reflect their current market value are valued at fair value under procedures adopted by the Board of Directors. The Funds review on a daily basis whether the most recently available closing prices may not reflect current market value due to unusual developments after the close of the markets in which such assets trade and reserve the right to fair value any of these assets if the Funds believe fair valuation will likely result in a more accurate net asset valuation. Because fair value pricing involves judgments that are inherently subjective and inexact, there is no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for an asset will be materially different from the value that actually could be or is realized upon sale of the asset. Each Fund will usually send redemption proceeds within one business day following the request, but may take up to seven days. The Funds' Administrator determines net asset value per share as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. eastern time) on each day the NYSE is open for trading. Since many of the securities owned by the Global Value Fund trade on foreign exchanges that trade on weekends or other days when the Global Value Fund does not price its shares, the value of the Global Value Fund's assets may change on days when you are unable to purchase or redeem shares. Brokers may charge their customers transaction fees in connection with purchases and redemptions of shares through such brokers.

TRANSACTION INFORMATION

     Dislike forms and instruction manuals? Call 1-800-432-4789 and press 2; we will help you complete the forms and make it easier to invest in the Funds.

Purchases

     The Funds no longer accept further investments until further notice, with the following exceptions: existing shareholders of the Funds may add to their account, including through reinvestment of distributions; financial advisors who currently have clients invested in a Fund may open new accounts and add to such accounts where operationally feasible; participants in retirement plans utilizing a Fund as an investment option on May 4, 2005 may designate that Fund where operationally feasible; employees of Tweedy, Browne and their family members may open new accounts and add to such accounts; and existing separate account clients of Tweedy, Browne may open new accounts in the Funds and may add to such accounts. The Funds reserve the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and to reject any investment for any reason.


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                                      |10|
                                       --

     You can purchase shares of either Fund without 12b-1 fees or sales charges of any kind. If you need assistance or have any questions, please call shareholder services at 1-800-432-4789, Press 2 between 9:00 a.m. and 5:00 p.m. eastern time, Monday through Friday. Any purchase orders received after the close of regular trading on the NYSE will be processed at the share price of the following business day. Each Fund reserves the right to reject any purchase order.

> Opening an Account   Minimum Investment: $2,500; IRA, $500

Make checks payable to the Fund you are purchasing. An account cannot be opened without a completed and signed account application.

     By Mail. Send your completed, signed account application and check to:
Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427.

     By Wire. First, call shareholder services at 1-800-432-4789, Press 2 to get information you need to establish an account and to submit a completed, signed application. Then contact your bank to arrange wire transfer to the Funds' transfer agent. Your bank will need to know:

     - the name and account number from which you will wire money
     - the amount you wish to wire
     - the name(s) of the account holder(s) exactly as appearing on your application
     - ABA wire instructions, as follows:

--------------------------------------------------------------------------------
        Global Value Fund                        American Value Fund
 Mellon Trust of New England, N.A.         Mellon Trust of New England, N.A.
 Boston, MA                                Boston, MA
 Account of Tweedy, Browne                 Account of Tweedy, Browne
  Global Value Fund                         American Value Fund
 Account #138-517                          Account #138-517
 ABA #011001234                            ABA #011001234

 For further credit to [name(s) of the     For further credit to [name(s) of the
 account holder(s) and account             account holder(s) and account
 number given to you by shareholder        number given to you by shareholder
 services]                                 services]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Shareholder Services       800-432-4789 and Press 2
 Daily NAV Prices           800-432-4789 and Press 2
 For Special Assistance
 in Opening a New Account   800-432-4789 and Press 2
 Fund Information Kit       800-432-4789 and Press 1
 Web Site:                  www.tweedy.com
--------------------------------------------------------------------------------


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                                      |11|
                                       --

>  Purchasing Additional Shares Minimum Investment: $200

Make checks payable to the Fund you are purchasing.

     By Mail. Send a check with an investment slip or letter indicating your account number and the Fund you are purchasing to: Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427.

     By Wire. Follow the wire procedures listed above under "Opening an Account -- By Wire."

     By Telephone. Call shareholder services at 1-800-432-4789, Press 2 to purchase at the share price on that day. Any purchase orders received after the close of regular trading on the NYSE will be processed at the share price of the following business day. Your investment is limited to four times the value of your account at the time of the order. Payment for your order (by check or wire) must include the order number given to you when the order was placed. If payment is not received within three business days, the order will be cancelled and you will be responsible for any loss resulting from this cancellation.

     By Automated Clearing House ("ACH"). Once you have established ACH for your account, you may purchase additional shares via ACH by calling shareholder services at 1-800-432-4789, Press 2. To establish ACH, please see "Transaction Policies -- ACH" below.

Redemptions and Exchanges

     You can redeem or exchange shares of either Fund without fees or sales charges. However, for the Global Value Fund, there is a redemption fee of 2% of your redemption proceeds for redemptions or exchanges made within 60 days of purchase. You can exchange shares from one Fund to the other after five days, subject to any applicable redemption fee. Each Fund reserves the right to reject any exchange order.

     By Telephone. Call shareholder services at 1-800-432-4789, Press 2 to request redemption or exchange of some or all of your Fund shares. The telephone privilege must be authorized on your account application, or see "Transaction Policies -- by Telephone" below. You can request that redemption proceeds be mailed to your address of record or, if previously established, sent to your bank account via wire or ACH. For information on establishing ACH or authorizing wire redemptions, please see "Transaction Policies" on page 13.

     By Mail. Send your redemption or exchange instructions to: Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. Your instructions must be signed exactly as the account is registered and must include:

     - your name


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                                      |12|
                                       --

     - the Fund and account number from which you are redeeming or exchanging
     - the number of shares or dollar value to be redeemed or exchanged
     - the Fund into which you are exchanging your shares.

     If you wish to redeem or exchange $25,000 or more or you request that redemption proceeds be paid to or mailed to persons other than the account holder(s) of record, you must have a medallion signature guarantee from an eligible guarantor (a notarized signature is not sufficient). You can obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE
MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. A notary public cannot provide a signature guarantee.

     Redemptions-in-Kind. If market conditions exist that make cash payments undesirable, either Fund may honor any request to redeem more than $250,000 within a three-month period by making payment in excess of that amount entirely or partially in securities. This is known as a redemption-in-kind. The securities given in payment are selected by the Fund and are valued the same way as for calculating the Funds' net asset value. If payment is made in securities, you would incur trading costs in converting the securities to cash.

     Involuntary Redemptions. To reduce expenses, each Fund reserves the right to sell your shares and close your non-retirement account if the value of your account falls below the applicable minimum. The Funds will give you 30 days' notice before your shares are sold, which gives you an opportunity to purchase enough shares to raise your account value to the appropriate minimum to avoid closing the account.

Transaction Policies

     By Check. If you purchase shares of either Fund with a check that does not clear, your purchase will be cancelled and you will be responsible for any loss resulting from this cancellation. Purchases made by check are not available for redemption or exchange until the purchase check has cleared, which may take up to seven business days. Checks must be drawn on or payable through a U.S. bank or savings institution and must be payable to the Fund.

     By ACH. You can designate a bank account to electronically transfer money via ACH for investment in either Fund. Additionally, you can designate a bank account to receive redemption proceeds from either Fund via ACH. Your bank must be a member of ACH. To establish ACH for your account in either Fund, which requires two weeks, complete the Systematic Purchase and Redemption Form and send it to Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005


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                                      |13|
                                       --
or for overnight delivery, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. Money sent via ACH takes two business days to clear.

     By Telephone. The Funds and transfer agent employ procedures to verify that telephone transaction instructions are genuine. If they follow these procedures, they will not be liable for any losses resulting from unauthorized telephone instructions. You can establish telephone transaction privileges on your account by so indicating on your account application. If you wish to add telephone transaction privileges to your account after it has been opened, send a letter, signed by each account holder, to Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427.

     Excessive Short-Term Trading. The Funds are intended for long-term investors and not for those who wish to trade their shares frequently. Each Fund discourages and does not knowingly accommodate excessive short-term trading. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term holders, including disruptions to efficient portfolio management, higher administrative and brokerage costs and dilution in net asset value from traders looking for short-term profits from time zone arbitrage, momentum and other short-term strategies. The Funds monitor purchase and redemption activity to assist in minimizing excessive short-term trading and may reject any purchase order.

     Redemption Fee. The American Value Fund has not experienced significant short-term trading problems and accordingly has determined not to implement a redemption fee program. However, the Global Value Fund from time to time did experience significant short-term trading and, as an additional means of discouraging short-term trading in its shares, since August 1, 2003 has assessed a 2% fee on redemptions (including exchanges) of shares held for less than 60 days.

     This redemption fee is assessed and retained by the Global Value Fund for the benefit of its remaining shareholders. The fee is not a sales charge and does not benefit Tweedy, Browne. The fee applies to redemptions from the Fund and to exchanges from the Fund to the American Value Fund but not to redemptions of shares acquired through dividend or capital gain distributions which have been automatically reinvested in additional shares. The Global Value Fund reserves the right to modify or terminate the redemption fee at any time.

     The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased.

     The Global Value Fund seeks to apply the redemption fee uniformly but recognizes that application would be unfair in certain circumstances. Thus, the Fund will not impose the fee at the fund account level on omnibus or similar accounts of certain pre-approved broker-dealers, banks, broad-based benefit plans and other institutions which have a program of charging such fees to their account holders and remitting the proceeds


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                                      |14|
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

to the Fund or which the Fund has determined have policies and procedures reasonably designed to prevent short-term trading in Fund shares by participants in the account. Examples of the second type of exception are asset allocation programs that rebalance periodically, systematic withdrawal programs and employee benefit plans that appropriately restrict the frequency of allocation changes with which participants can reduce their interests in the Fund. The Fund also does not impose the redemption fee in certain 401(k) transactions and hardship situations such as death, disability or sudden financial burden that have been approved by a compliance officer of the Fund or the Adviser. Requests for waivers of the redemption fee are handled on a uniform basis and any waivers are reported periodically to the Directors.

     In addition to the redemption fee, the Global Value Fund has established a systematic review procedure designed to detect patterns of short-term trading that might occur despite the imposition of the redemption fee. If such trading is detected, shareholders involved may be prohibited from further purchases of Fund shares if such trading is deemed by the Adviser to be harmful to the Fund. Although the Fund believes that the redemption fee and such procedures have been effective in preventing such incidents of short-term trading, there is a risk that they may not fully detect or prevent all instances of short-term trading.

     The Directors of the Funds have approved the Funds' policies summarized above.

     Suspicious Activity. The Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

     Customer Identification Program. Federal law requires each Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with a Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, each Fund reserves the right to place limits on transactions in any account until the identity of the investor is verified; or to refuse an investment in a Fund or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Each Fund and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.


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                                      |15|
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

Mailings to Shareholders

     Each Fund combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the report (annual and semi-annual reports, prospectuses, etc.) or other communications for all accounts. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings of Fund communications, please call or write the Funds' transfer agent, PFPC, Inc. at (800) 432-4789, press 2, or, for mail, Tweedy, Browne Fund Inc., c/o PFPC, P.O. Box 9805, Providence, RI, 02940.


DISTRIBUTIONS AND TAXES

     Each Fund declares and pays dividends and distributions at least annually. Dividends and distributions are paid in additional shares of the same Fund unless you elect to receive them in cash. Dividends and distributions are taxable whether you receive cash or additional shares. Redemptions and exchanges of shares are taxable events on which you may recognize a gain or loss.

Type of Distribution                         Frequency     Federal Tax Status
-------------------------------------------------------------------------------------
Dividends from net investment income         annual        taxable as ordinary or
                                                           dividend income
Distributions of short-term capital gain     annual        taxable as ordinary income
Distributions of long-term capital gain      annual        taxable as capital gain
-------------------------------------------------------------------------------------

     Generally, you should avoid investing in a Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on amounts that basically consist of a partial return of your investment. Every January, each Fund will send you information about its dividends and distributions made to you during the previous calendar year. Accounts such as IRAs, 401(k) plans, or other retirement accounts are not subject to taxes on annual distributions paid by the Funds. You should consult your tax adviser about particular federal, state, local and other taxes that may apply to you.

     A more complete discussion of the tax rules applicable to the Funds and their shareholders can be found in the SAI that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to the U.S. federal, foreign, state, local income or other taxes.


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                                      |16|
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

                             FINANCIAL HIGHLIGHTS

     These Financial Highlights tables are to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the year ended March 31, 2005, has been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, whose reports thereon appear in the Funds' Annual Reports, which are available upon request. The information for periods ending prior to March 31, 2005, has been audited by Ernst & Young LLP, the Funds' former independent registered public accounting firm, whose reports expressed an unqualified opinion on the financial highlights.

                        TWEEDY, BROWNE GLOBAL VALUE FUND
              (For a Fund share outstanding throughout each year)

                                                Year            Year             Year         Year           Year
                                               Ended            Ended           Ended         Ended          Ended
                                              3/31/05          3/31/04         3/31/03       3/31/02        3/31/01
                                             ---------       ----------      ----------     ----------     ----------
Net asset value, beginning of year ......    $   21.23       $    14.44      $    19.79     $    19.52     $    21.10
                                             ---------       ----------      ----------     ----------     ----------
Income from investment operations:
Net investment income ...................         0.31             0.20            0.19           0.22           0.22
Net realized and unrealized gain (loss)
  on investments ........................         2.81             6.78           (5.07)          0.56           0.92
                                             ---------       ----------      ----------     ----------     ----------
   Total from investment operations .....         3.12             6.98           (4.88)          0.78           1.14
                                             ---------       ----------      ----------     ----------     ----------
Distributions:
  Dividends from net investment
   income ...............................        (0.27)           (0.20)          (0.20)         (0.18)         (0.21)
  Distributions from net
   realized gains .......................           --               --           (0.27)         (0.33)         (2.23)
  Distributions in excess of net
   realized gains .......................           --               --              --             --          (0.28)
                                             ---------       ----------      ----------     ----------     ----------
   Total distributions ..................        (0.27)           (0.20)          (0.47)         (0.51)         (2.72)
                                             ---------       ----------      ----------     ----------     ----------
Redemption fee ..........................       0.00(b)            0.01              --             --             --
                                             ---------       ----------      ----------     ----------     ----------
Net asset value, end of year ............    $   24.08       $    21.23      $    14.44     $    19.79     $    19.52
                                             =========       ==========      ==========     ==========     ==========
Total return(a) .........................        14.75%           48.53%         (24.86)%         4.22%          5.17%
                                             =========       ==========      ==========     ==========     ==========
Ratios/Supplemental Data:
Net assets, end of year (in 000s) .......    $6,707,322      $5,352,702      $3,736,624     $4,624,399     $3,661,512
Ratio of operating expenses to average
  net assets ............................         1.39%            1.39%           1.37%          1.37%          1.38%
Ratio of net investment income to
  average net assets ....................         1.41%            1.08%           1.17%          1.22%          1.06%
Portfolio turnover rate .................           13%               8%              8%             7%            12%

---------------
(a) Total return represents aggregate total return for the periods indicated.
(b) Amount represents less than $0.01 per share.


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                                      |17|
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

                             FINANCIAL HIGHLIGHTS

                      TWEEDY, BROWNE AMERICAN VALUE FUND
              (For a Fund share outstanding throughout each year)

                                                 Year           Year            Year           Year           Year
                                                 Ended          Ended          Ended           Ended         Ended
                                                3/31/05        3/31/04        3/31/03         3/31/02       3/31/01
                                               --------       --------       --------        --------      --------
Net asset value, beginning of year ......      $  24.38       $  18.53       $  24.08        $  23.95      $  21.87
                                               --------       --------       --------        --------      --------
Income from investment operations:
Net investment income ...................          0.35           0.27           0.13            0.06          0.11
Net realized and unrealized gain (loss)
  on investments ........................          0.69           5.68          (5.21)           1.05          3.15
                                               --------       --------       --------        --------      --------
   Total from investment operations .....          1.04           5.95          (5.08)           1.11          3.26
                                               --------       --------       --------        --------      --------
Distributions:
  Dividends from net investment
   income ...............................         (0.39)         (0.10)         (0.10)          (0.08)        (0.10)
  Distributions from net realized gains           (0.36)            --          (0.37)          (0.90)        (1.08)
                                               --------       --------       --------        --------      --------
   Total distributions ..................         (0.75)         (0.10)         (0.47)          (0.98)        (1.18)
                                               --------       --------       --------        --------      --------
Net asset value, end of year ............      $  24.67       $  24.38       $  18.53        $  24.08      $  23.95
                                               ========       ========       ========        ========      ========
Total return(a) .........................          4.18%         32.13%        (21.16)%          4.75%        14.81%
                                               ========       ========       ========        ========      ========
Ratios/Supplemental Data:
Net assets, end of year (in 000s) .......      $659,077       $728,668       $659,884        $971,230      $960,403
Ratio of operating expenses to average
  net assets ............................          1.37%          1.38%          1.36%           1.36%         1.36%
Ratio of net investment income to
  average net assets ....................          1.30%          1.09%          0.59%           0.23%         0.40%
Portfolio turnover rate .................             4%             3%             8%              6%           10%

---------------
(a) Total return represents aggregate total return for the periods indicated.


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                                      |18|
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

PRIVACY INFORMATION
     As required by the Securities and Exchange Commission and the Federal Trade Commission, the Privacy Policy below explains our handling of the information that we have in our records that is personal and private to you. It reiterates our commitment to keeping that information private.

Information We Collect
     In the course of doing business with you, we collect nonpublic information about you from the following sources:

    o Information we receive from you on applications or other forms, such as your social security number, personal financial information, occupation, and birth date;

    o Information about your transactions with us, our affiliates, or others such as payment history, account balance, assets, and past transactions; and

    o Information we collect from you through your account inquiries by mail, e-mail, or telephone.

Disclosure of Information to Nonaffiliated Third Parties
     We do not disclose any nonpublic personal information about our customers or former customers to any nonaffiliated third parties, except with prior consent or as permitted by law. Disclosures permitted by law include information to our service providers, such as transfer agents, custodians, shareholder communications firms, technology consultants and clearing firms. As a rule, we only provide this information to those entities whose services are necessary for us to properly fulfill our investment services to you. We only share with these service providers the information they need to provide these services and they are required to use this information only to provide the services.

Disclosure of Information to Affiliates
     Tweedy, Browne Company LLC, its mutual funds and partnerships share information with each other about their customers and former customers and may use this information to market their products and services to you in a manner they are confident does not impinge upon your privacy. In addition, for internal accounting, record keeping, and auditing purposes, we may from time to time share limited information relating to your account with our holding company affiliate, which uses the information solely for the above-mentioned purposes. Neither we nor our holding company affiliate shares any of this information with any other affiliates. In certain states there may be restrictions on our ability to use this information on behalf of our affiliates without first offering customers the ability to opt out of such sharing of information.

Security Standards
     We maintain physical, electronic, and procedural safeguards to ensure the integrity and confidentiality of your nonpublic personal information in the manner described above.


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                              Investment Adviser
                          Tweedy, Browne Company LLC
                                350 Park Avenue
                              New York, NY 10022

                                   The Funds
                           Tweedy, Browne Fund Inc.
                                 c/o PFPC Inc.
                                 P.O. Box 9805
                           Providence, RI 02940-8005
                                www.tweedy.com


                             FOR MORE INFORMATION

If you want more information about the Funds, the following documents are available upon request:

    o Annual/Semi-annual Reports -- Additional information about the Funds' investments is available in their annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

    o Statement of Additional Information (SAI) -- The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

     You can request free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting your financial adviser or the Funds at: Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005, or for overnight delivery, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427, or by telephone at 800-432-4789, Press 2. The annual and semi-annual reports and the SAI are available on the Fund's Web site at www.tweedy.com.

     You can visit the EDGAR Database on the SEC's Web site at http://www.sec.gov to view the Prospectus, SAI and other information. You can also view and copy information about the Funds at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202-942-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.
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                           TWEEDY, BROWNE FUND INC.
                         350 Park Avenue, NY, NY 10022
                                 800-432-4789







Investment Company
Act File No. 811 -- 7458